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                                                                  Exhibit 10.22


                          FOURTH AMENDMENT TO INTERIM
                          LOAN AND SECURITY AGREEMENT


              FOURTH AMENDMENT, dated as of April 28, 1995 (this "Fourth Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower") to the Existing Agreement referred to below.


                                    RECITALS

              The Borrower and the Lender are parties to that certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as heretofore amended, the "Existing Agreement"; as amended by this Fourth Amendment, the "Agreement").

              Under the Existing Agreement, the Lender provides interim financing from time to time to provide interim funding for leases of equipment for inclusion in a Trust, which leases and equipment are pledged to secure the Advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such Advances.

              The Borrower and the Lender desire to amend the Existing Agreement to additionally provide for the making of a Second Special Advance (as defined below) to the Borrower secured by the Borrower's interest in the Class C Note and in the Residual Interest.

              Accordingly, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

              SECTION 1. Recitals. The Recitals are hereby amended by adding the following paragraph after the fifth recital therein:

                     "WHEREAS, the Lender has additionally agreed, subject to the terms and conditions contained herein, to provide a Second Special Advance (as defined below) secured by the Borrower's interest in the Class C Note and in the Residual Interest."

              SECTION 2. The Advances. Section 1 of the Existing Agreement is hereby amended by:

                     (a) deleting the phrase "(each an 'Advance' and, collectively, 'Advances'; provided, that Advances shall also include the Special Advance)" at the end of the first sentence thereof and by replacing in lieu thereof the phrase "(each an 'Advance' and, collectively, 'Advances'; provided, that Advances shall also include the Special Advance and the Second Special Advance)".


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                     (b) deleting subsection (i) thereof and replacing in
       lieu thereof the following subsection (i):

                            "(i) after the making of such Advance, the
              outstanding principal amount of the aggregate of all Advances will not exceed the sum of (A) the lesser of (1) 90% of the present value of the then remaining payments under the Contracts pledged to the Lender hereunder, discounted at the Discount Rate, as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), and (2) if the Lender elects in its sole discretion to make a determination of the market value of the Contracts held as Collateral, 90% of the aggregate market value of the Contracts so held as Collateral, as such market value is determined by the Lender on any reasonable basis, and (B) 90% of the value of the Class C Note and the Retained Interest, each as determined by the Lender in its sole discretion, which value may be zero (except to the extent that the Lender has received actual payments in respect thereof) (such sum the 'Collateral Requirement'; and"

              SECTION 3. Special Advance. The Existing Agreement is hereby amended by adding the following Section 2B after Section 2A therein:

                     "Section 2B. Second Special Advance.

                     (a) Subject to the terms of this Agreement, the Lender agrees to make an Advance to the Borrower on May 1, 1995 (such Advance, the 'Second Special Advance') in the principal amount of $775,000; provided, that the conditions precedent in Section 2B(b) hereof have been satisfied.

                     (b) The following are conditions precedent to the making of the Second Special Advance:

                            (i) the representations and warranties of the
              Borrower in Section 5 and Section 2A(d) hereof, shall be true and correct on and as of such date as if made on and as of such date;

                            (ii) no Default or Event of Default shall have
              occurred and be continuing or would exist after the making of the Special Advance on such date; and

                            (iii) the Lender shall have received the following
              documents, all of which shall be in the form and substance satisfactory to the Lender (A) a written request for a Borrowing from the Borrower, listing the principal amount of the Second Special Advance, the business day on which such Second Special Advance is to be made, and addressing the matters in Section
              (b)(i) and (ii) hereof, (B) the consent in writing of the Guarantor to the making of the Second Special Advance, and (C) such financing statements, legal opinions or other





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              documents, each in form and substance satisfactory to the Lender, as the Lender may reasonably request.

                     (c) Notwithstanding anything herein to the contrary, the Second Special Advance shall bear interest from May 1, 1995 to but excluding the Second Special Advance Maturity Date at a rate per annum equal to LIBOR plus 1.50% and thereafter at a rate per annum equal to LIBOR plus 3.50%.

                     (d) Notwithstanding anything herein to the contrary, the Second Special Advance shall mature on June 29, 1995 (the 'Second Special Advance Maturity Date')."

              SECTION 4. Certain Definitions. Section 22 of the Existing Agreement is hereby amended by adding the following definition in proper alphabetical order:

              "'Second Special Advance' - Section 2B(a).

              'Second Special Advance Maturity Date' - Section 2B(d)."

              SECTION 5. Conditions Precedent. This Fourth Amendment shall become effective on the date (the "Fourth Amendment Effective Date") on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                     (a) this Fourth Amendment, executed and delivered by a duly authorized officer of the Borrower and the Guarantor;

                     (b) a certificate of the Borrower and the Guarantor in respect of each of the officers who is authorized to sign on its behalf this Fourth Amendment; and

                     (c) such other documents as the Lender may reasonably request.

              SECTION 6. Limited Effect. Except as expressly amended and modified by this Fourth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

              SECTION 7. Definitions in Existing Agreement. Unless otherwise defined in this Fourth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

              SECTION 8. Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

              SECTION 9. GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.





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                 IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


Borrower:                                  DVI FINANCIAL SERVICES, INC.


                                           By: /s/ Tuan A. Pham
                                              ----------------------------
                                              Name:  Tuan A. Pham
                                              Title: Vice President


Lender:                                    PRUDENTIAL SECURITIES REALTY
                                            FUNDING CORPORATION


                                           By: /s/ William J. Horan
                                              ----------------------------
                                              Name:  William J. Horan
                                              Title: Treasurer


CONSENTED TO:

DVI INC.


By: /s/ David L. Higgins
   ---------------------------
   Name:  David L. Higgins
   Title: President





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